                                                                   EXHIBIT 10.4

                                                                 EXECUTION COPY


                          SECOND AMENDMENT AND WAIVER
                                      TO
                         ATS FACILITY B LOAN AGREEMENT


  THIS SECOND AMENDMENT AND WAIVER TO ATS FACILITY B LOAN AGREEMENT (this

"Amendment and Waiver"), dated as of the 8th day of February, 1999 (the
---------------------
"Amendment and Waiver Date"), by and among AMERICAN TOWER, L.P. (formerly known
--------------------------
as American Tower Systems, L.P.), a Delaware limited partnership, and AMERICAN TOWERS, INC. (formerly known as American Tower Systems (Delaware), Inc.), a Delaware corporation (collectively, the "Borrower"), the FINANCIAL INSTITUTIONS
                                         --------
SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Banks (as defined in the Loan Agreement
      --------------------
defined below);


                             W I T N E S S E T H:
                             -------------------


  WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain ATS Facility B Loan Agreement dated as of June 16, 1998, as amended by that certain First Amendment to ATS Facility B Loan Agreement dated as of October 30, 1998 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and
           --------------

  WHEREAS, the Borrower has informed the Administrative Agent that American Tower Corporation, a Delaware corporation and the parent company of the Borrower (the "Parent") will issue an estimated 25,700,000 shares of Capital Stock in a public sale and 500,000 shares of Capital Stock in a private sale, both to be consummated in February, 1999 (the actual issuances being referred to hereinafter collectively as the "1999 Parent Equity Issuance"); and

  WHEREAS, the Borrower has informed Administrative Agent that it would like to receive Facility B Capital Raise Proceeds in connection with the 1999 Parent Equity Issuance without (a) making certain repayments of the Facility B Loan, as would otherwise be required pursuant to Section 2.7(b)(v) of the Loan Agreement (the "Mandatory Repayment") or (b) having the Facility B Commitment reduced, as would otherwise be required pursuant to Section 2.5(c) of the Loan Agreement, upon and in an amount equal to any repayment of the Facility B Loan required under Section 2.7(b)(v) of the Loan Agreement (the "Mandatory

Reduction"), in each case, upon receipt by the Parent, the Borrower or any Restricted Subsidiary of any such Facility B Capital Raise Proceeds; and

  WHEREAS, the Borrower has requested that the Banks waive, solely in connection with the 1999 Parent Equity Issuance, each of (i) the Mandatory Reduction,
(ii) the Mandatory Repayment and (iii) any Default or Event of Default under the Facility B Loan Agreement which would otherwise occur if the Mandatory Repayment is not made; and

  WHEREAS, the Borrower and the Banks have agreed to (a) waive, solely in connection with the 1999 Parent Equity Issuance, (i) the Mandatory Reduction,
(iii) the Mandatory Repayment and (ii) any Default or Event of Default under the Facility B Loan Agreement which would otherwise occur if the Mandatory Repayment is made not made, and (b) amend Section 2.3 (f) of the Loan Agreement to change the Applicable Margin set forth therein, in each case, on the terms and conditions set forth herein;

  NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:


  1.  Waiver In Connection with the Equity Issuance.   This Amendment and
      ---------------------------------------------
Waiver, when executed by each of the Banks and accepted by the Borrower, will, subject to the terms and conditions hereof, reflect the Banks' waiver, solely in connection with the 1999 Parent Equity issuance of (i) the Mandatory Reduction,
(ii) the Mandatory Repayment, and (iii) any Default or Event of Default under the Loan Agreement which would otherwise arise as a direct or indirect result of the failure to make the Mandatory Repayment, in each case, as would otherwise be required under the Loan Agreement as a direct or indirect result of receipt by the Parent, the Borrower or any Restricted Subsidiary of any Facility B Capital Raise Proceeds in connection with the 1999 Parent Equity Issuance.

  2.  Amendment to Article 2.  Section 2.3(f) of the Loan Agreement,
      ----------------------
Interest: Applicable Margin, is hereby amended by deleting the first sentence
---------------------------
immediately following the Applicable Margin Ratio grid set forth in such section in its entirety and by substituting in lieu thereof the following:

     "Notwithstanding the foregoing, the LIBOR Advance Applicable Margin shall not be less than, (i) prior to and including June 30, 1999, two percent (2.000%), and (ii) from July 1, 1999 through and including December 31, 1999, one and three quarters of one percent (1.750%)."

  3.  No Other Amendment or Waiver.  Except for the amendments set
      ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

  4.  Representations and Warranties.  The Borrower hereby represents
      ------------------------------
and warrants in favor of each of the Administrative Agent and each Bank that the representations and warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment and Waiver, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

  5.  Condition Precedent.  The effectiveness of this Amendment and
      -------------------
Waiver is subject to the receipt by the Administrative Agent of counterparts hereof executed by the Banks and the Borrower and of all documents, instruments, consents or items which the Administrative Agent shall deem appropriate in connection herewith.

  6.  Loan Documents.  This document shall be deemed to be a Loan
      --------------
Document for all purposes under the Loan Agreement and the other Loan Documents.

  7.  Counterparts.  This Amendment and Waiver may be executed in any
      ------------
number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

  8.  Governing Law.  This Amendment and Waiver shall be construed in
      -------------
accordance with and governed by the laws of the State of New York.

  9.  Severability.  Any provision of this Amendment and Waiver which
      ------------
is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P. (formerly known as American Tower
                         Systems, L.P.)

                         By ATC GP INC. (formerly known as ATSC GP Inc.), its General Partner


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         AMERICAN TOWERS, INC. (formerly known as American Tower Systems (Delaware), Inc.)


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


ADMINISTRATIVE AGENT
AND BANKS:               TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and the Banks and as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         BANK OF MONTREAL, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         THE BANK OF NEW YORK, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         THE BANK OF NOVA SCOTIA, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         BANK OF SCOTLAND, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         BANKBOSTON, N.A., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         BANKERS TRUST COMPANY, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         BARCLAYS BANK, PLC, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         THE CHASE MANHATTAN BANK, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         CITY NATIONAL BANK, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         COBANK, ACB, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         CREDIT SUISSE FIRST BOSTON, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         CRESTAR BANK, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         FLEET NATIONAL BANK, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         THE HOWARD BANK, N.A., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         KEY CORPORATE CAPITAL INC., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         LEHMAN COMMERCIAL PAPER INC., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         THE LONG-TERM CREDIT BANK OF JAPAN, LTD., NEW YORK BRANCH, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         MELLON BANK, N.A., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         MORGAN STANLEY SENIOR FUNDING, INC., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         NATIONAL BANK OF CANADA, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         By:
                              --------------------------------------------------

                              Title:

                         PNC BANK, NATIONAL ASSOCIATION, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         SOCIETE GENERALE, NEW YORK BRANCH, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         STATE STREET BANK AND TRUST COMPANY, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         UNION BANK OF CALIFORNIA, N.A., as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                         US TRUST, as a Bank


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------

                         SYNDICATED LOAN FUNDING TRUST

                         By Lehman Commercial Paper, Inc., not in its individual capacity, but solely as Asset Manager


                         By:
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------